Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Tony Philipp, the Chief Executive Officer and Paul Schmidt, the Chief Financial Officer and Treasurer of UPSNAP, INC. (the "Company"), DO HEREBY CERTIFY that:

1. The Company's Quarterly Report on Form 10-QSB for the quarter ended June 30, 2008 (the "Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. Information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

IN WITNESS WHEREOF, each of the undersigned has executed this statement this 13th day of August 2008.

/s/
Tony Philipp
Chief Executive Officer
(Principal Executive Officer)

/s/
Paul Schmidt
Chief Financial Officer and Treasurer

A signed original of this written statement required by Section 906 has been provided to UpSNAP, Inc. and will be retained by UpSNAP, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.